UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2009

VIEW SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Nevada                                                       000-30178                             59-2928366

(State or other jurisdiction                            (Commission                     (IRS Employer

        of incorporation)                                       File Number)                   Identification No.)

1550 Caton Center Drive, Suite E, Baltimore, MD 21227

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 410-242-8439

________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

       (17 CFR    240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

       (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On December 3, 2009, the Company authorized and will issue 5,000,0000 shares of Common Stock, par value $0.001 per share, to Gunther Than as payment for deferred compensation and bonus for 2009 under the terms of his Executive Employment Agreement with the Company.  On December 3, 2009, the Company also authorized and will issue 5,000,000 shares of Common Stock, par value $0.001 per share, to Martin Maassen as inducement to continue to fund the working capital needs of the Company.  On December 6, 2009, the Company authorized and will issue 5,000,0000 shares of Common Stock, par value $0.001 per share, each to Michael Burton-Prateley and William Paul Price as bonus compensation upon their appointment to the board of directors.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Officers

Effective December 6, 2009, the majority shareholders appointed Michael Burton-Prateley and William Paul Price to the Company’s Board of Directors and made both of them officers.  Each appointee will remain a director and officer for an indefinite term, until his successor is elected and qualified or until his earlier resignation or removal from office.  Neither of the newly appointed directors is independent.

As compensation for their appointments as officers of the Company, Messrs. Michael Burton-Prateley and William Paul Price, each received 5,000,000 shares of Common Stock.  Mr. Burton-Prateley was appointed as the Chief Financial Officer of the Company.  Mr. Price was appointed as Vice President for View System’s network services business.

Directors and Executive Officers

The following table includes the names, positions held, and ages of our current executive officers and directors:

NAME	AGE	POSITION	DIRECTOR SINCE

Gunther Than	61	Chief Executive Officer, Treasurer and Director	1998

Michael L. Bagnoli	53	Corp. Secretary and Director	1999

Martin Maassen	66	Director	1999

Michael Burton-Prateley	47	Director and Chief Financial Officer	2009

William Paul Price	61	Director and Vice President of Network Services	2009

Gunther Than, Director, Treasurer and Chief Executive Officer. Gunther Than was appointed Treasurer in July 2003 and has served as our Chief Executive Officer since September 1998.  He served as our President from September 1998 to May 2003 and had served intermittently as Chairman of the Board from September 1998 to September 2003.  Mr. Than was the founder, President and CEO of Real View Systems, Inc., a company that developed compression technology and computer equipment.  Real View Systems was acquired by View Systems in 1998.  Mr.

Than is the founder, President and CEO of View Technologies, Inc., a software development company, and he continues in those positions.  Mr. Than is a graduate of the University of Wisconsin, with a dual Bachelors degree in engineering physics and applied mathematics.

Michael L. Bagnoli, Secretary and Director. Mr. Bagnoli became a Director in May 1999 and was appointed Secretary in June 2004.  He holds degrees as a medical doctor and a dental specialist.  Since 1988 he has practiced dentistry in the specialty area of oral and masiofacial surgery for a physician group in Lafayette, Indiana.  In his practice he introduced arthroscopy surgery along with the full scope of arthroplastic and total joint reconstruction. Mr. Bagnoli was founder, CEO and president of a successful medical products company, Biotek, Inc., which was sold in 1994.

Martin Maassen, Director. Mr.  Maassen became a Director in May 1999, he formerly served as our Chairman of the Board from April 2000 to September 2002.  From September 1995 to the present he is a staff physician at Lafayette Emergency Care, P.C. located in Lafayette, Indiana.  He is board-certified in internal medicine and emergency medicine and has served as a staff physician in the emergency departments of Jackson County, Deaconess, Union and St. Elizabeth hospitals located in Indiana.  In addition to practicing medicine, he maintains an expertise in computer technologies and their medical applications.

Michael Burton-Prateley, Director and Chief Financial Officer.  Mr. Burton-Prateley became a Director on December 6, 2009.  From September 2002 to December 2008, Mr. Burton-Prateley served as President of Ellingham Associates.  Ellingham Associates sourced and executed international business development mandates for US and UK companies.  From January 2000 to August 2002, Mr. Burton-Prateley was the Finance Director of MMI.  His duties entailed establishing the company, raising the equity capital, and implementing accounting and finance systems.  In December 1999, Mr. Burton-Prateley established a unit within the corporate finance division of Levy Gee to advise UK companies on mergers, acquisitions, joint ventures and strategic financing.  From August 1998 to August 2002, Mr. Burton-Prateley served as a director of St. George Asset Management.  As a director, Mr. Burton-Prateley established the company and advised its founder on international business development.

William Paul Price, Director and Vice President of Network Services.  Mr. Price became a Director on December 6, 2009.  From April 1982 to February 2009, Mr. Price owned and served as the President of Electra-Tech, Inc.  Electra-Tech, Inc. sold products on behalf of manufacturers of fiber optic cables, connectivity products, ethernet switches, media converters and other electronic equipment.  Electra-Tech, Inc. operated in the Maryland, District of Columbia, and Virginia area.  Mr. Price also formed FiberXpress, Inc. in October 2000, operated it through its acquisition by View Systems, Inc. in September 2009, and continues to operate FiberXpress, Inc. as a subsidiary of View Systems, Inc.  FiberXpress, Inc. is an internet-based business that sells fiber and copper connectivity equipment.

There are no family relationships, or other arrangements or understandings between or among any of the directors, executive officers or other person pursuant to which such person was selected to serve as a director or officer.

Involvement in Certain Legal Proceedings

None of our directors, executive officers or control persons has been involved in any of the legal proceedings required to be disclosed in Item 401 of Regulation S-K, during the past five years.

Transactions with Related Persons

In order for the Company to meet its financial obligations, the Company’s President, Gunther Than, loans the Company funds on occasion and is repaid when funds are available.  During 2006 and 2005 Mr. Than advanced to the Company a total of $0 and $64,000, respectively.  The Company did not repay these advances during 2006 or 2005 so the balance due to Mr. Than remains at $64,000.

A shareholder advanced cash on August 9, 2006 to the Company to help with short-term working capital needs in the aggregate amount of $50,000 and was paid monthly interest payments of $2,500 until February 28, 2007, at which point payments were halted after conversations with the lending shareholder.

A shareholder made an unsecured loan in the principal amount of $100,000 which was due in full on November 1, 2007 with interest at 15%.  The note is convertible into shares of common stock at the option of lender at the rate of $0.075 per share of common stock. If converted in full, this amounts to 16,667 shares. At the present time, the shareholder has requested payment of $137,150.68 in cash.

In October 2007, a shareholder made an unsecured loan of $116,000 with interest at 12% per year.  The amount currently outstanding is $136,880.

Between May and September 2009, Michael Burton-Prateley loaned the Company a total of $50,500 and this amount is currently outstanding.  Mr. Burton-Prately also received a total of 3,500,000 shares of Company common stock in May 2009 as partial payment for consulting services rendered to the Company between 2006 to approximately January 2009.  The shares were sold prior to Mr. Burton-Prately’s December 2009 appointment as an officer of the Company.

William Paul Price received 500,000 shares of Company common stock in September 2009 as non-officer salary and also received 1,000,000 shares of Company common stock in exchange for his interest in FiberXpress, Inc. a company acquired by View Systems, Inc. in September 2009.  Mr. Price sold 493,498 shares prior to his December 2009 appointment as an officer of the Company.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

2009 Director and Officer Compensation

The Company paid compensation to the following directors and executive officers in the following amounts during fiscal year 2009:

Name	Salary	Position
Gunther Than†	$0	As Director
	$120,000	As Chief Executive Officer and Treasurer

Martin Maassen	$0	As Chairman of the Board, Director

Michael Bagnoli	$0	As Director
	$0	As Secretary

Michael Burton-Prateley	$0	As Director
	$0‡	As Chief Financial Officer

William Paul Price	$0	As Director
	$0‡	As Vice President of Network Services

†   Mr. Than also receives the use of a Company car and fuel expense while on Company business.

‡   Messrs. Burton-Prately and Price each received 5,000,000 shares of Company common stock upon their December 2009 appointments as officers of the Company.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)±	Option Awards ($)	Nonequity Incentive Plan Compen-sation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensa-tion ($)	Total ($)

Gunther Than†	2009	$120,000		$256,250					$476,250
(Chief Executive Officer	2008	120,000		12,000					132,000
President and Director)	2007	120,000		24,000					144,000

Michael Bagnoli	2009	0							0
(Secretary and Director)	2008	0							0
	2007	0							0

Martin Maassen	2009	0
(Chairman of the Board, Director)	2008	0							0
	2007	0							0

Michael Burton-Prateley	2009	0		100,000					100,000
(Chief Financial Officer and Director)

William Paul Price (Vice President of Network Services and Director)	2009	0		100,000					100,000

†   Mr. Than also receives the use of a Company car and fuel expense while on Company business.

±   Valued at 50% of market value.

Payroll is accrued payable to Mr. Than at the rate of $10,000 per month.  Therefore his annual rate of pay is $120,000.  His pay for the nine months ended September 30, 2009 was $90,000.  In addition, during the quarters ended March 31, 2009 and December 31, 2009, Mr. Than was issued 5,000,000 shares of restricted common stock as compensation.

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Mr. Than is the only officer with whom the Company has a written employment agreement.  Mr. Than’s current employment agreement was ratified as of December 1, 2009.   See “RATIFICATION OF EMPLOYMENT AGREEMENT” below for additional details.

Outstanding Equity Awards

No officer of the Company had any outstanding equity awards granted as of December 31, 2009.

Issuance of Common Stock

The Company has authorized and will issue 5,000,0000 shares of Common Stock, par value $0.001 per share, to Gunther Than as payment for deferred compensation and bonus for 2009 under the terms of his Executive Employment Agreement with the Company.  The Company has also authorized and will issue 5,000,000 shares of Common Stock, par value $0.001 per share, to Martin Maassen as inducement to continue to fund the working capital needs of the Company.  The Company has authorized and will issue 5,000,0000 shares of Common Stock, par value $0.001 per share, each to Michael Burton-Prateley and William Paul Price as bonus compensation upon their appointment to the board of directors.

Indemnification of Directors and Officers

Our Articles of Incorporation, as amended, and our Bylaws provide for mandatory indemnification of our officers and directors, except where such person has been adjudicated liable by reason of his negligence or willful misconduct toward the Company or such other corporation in the performance of his duties as such officer or director.  Our Bylaws also authorize the purchase of director and officer liability insurance to insure them against any liability asserted against or incurred by such person in that capacity or arising from such person's status as a director, officer, employee, fiduciary, or agent, whether or not the corporation would have the power to indemnify such person under the applicable law.

RATIFICATION OF EMPLOYMENT AGREEMENT

On December 1, 2009, the Company entered into an employment agreement with Gunther Than, our Director, Treasurer and Chief Executive Officer.  This agreement supersedes Mr. Than’s prior written employment agreement dated January 1, 2003.  A copy of the employment agreement is attached hereto as Exhibit 10.1.  The following is a summary of the pertinent parts of the Employment Agreement:

•

The Company will pay Mr. Than a base salary of $10,000.00 per month, subject to increase, but not decrease (unless the parties mutually agree), as determined by the Company’s Board of Directors or by a committee of the Company’s Board of Directors.

•

Mr. Than shall also be entitled to an incentive bonus, to be determined by the Board of Directors, as well as Options to purchase the Company’s Common Stock.

•

Mr. Than shall also be entitled to per annum payment of at least 600,000 shares of Common Stock in exchange for the non-compete provision included in the Employment Agreement.

•

In the event of the involuntary termination of Mr. Than’s service with us, without cause, the Agreement provides that Mr. Than shall be paid a salary and bonus equivalent to his salary and bonus of the year prior to his termination, for a period of three years.

•

Either party may terminate the Agreement upon at least ninety (90) days notice.  In the event Mr. Than elects to terminate the Agreement, the Company, at its discretion may relieve him of all duties and immediately terminate the Agreement, provided however, that the Company shall pay Executive the compensation he has earned until the termination date included in Mr. Than’s original termination notice.

Item 9.01.

Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
10.1	Executive Employment Agreement with Gunther Than dated December 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

View Systems, Inc. (Registrant)

Date: January 8, 2010

/s/ Gunther Than

Gunther Than, CEO

(Signature)*

 *Print name and title of the signing officer under his signature.